UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

LIFEPOINT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 31, 2016, LifePoint Health, Inc., a Delaware corporation (the “Company”), filed a prospectus supplement for the purpose of registering for resale from time to time an aggregate 55,024 shares of the Company’s common stock, par value $.01 per share (the “Shares”), underlying a warrant currently held by Greater Watertown Community Health Foundation, Inc. f/k/a Watertown Regional Medical Center, Inc. (the “Selling Stockholder”).  The prospectus supplement forms a part of the Company’s effective registration statement on Form S-3 (No. 333-202368) filed by the Company with the U.S. Securities and Exchange Commission.

The Company will not receive any proceeds from the sale of the Shares by the Selling Stockholder.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

5                                         Opinion of Waller Lansden Dortch & Davis, LLP

23                                  Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

By:	/s/ Paul D. Gilbert
Name:	Paul D. Gilbert
Title:	Executive Vice President, Chief Legal Officer and Corporate Governance Officer

Date: August 31, 2016

EXHIBIT INDEX

Exhibit Number	Description
5	Opinion of Waller Lansden Dortch & Davis, LLP

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)